                                 SCHEDULE 14A
                                (Rule 14a-101)
                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant                                     /X /
Filed by a Party other than the Registrant                  /  /

Check the appropriate box:

/X/     Preliminary Proxy Statement
/ /     Confidential,  for Use of the  Commission  Only (as  permitted  by
         Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                    OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

               (Name of Registrant as Specified in its Charter)

                           DEBORAH A. SULLIVAN, ESQ.

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ X  /      No fee required.
/     /     Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)
and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

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pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing
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Exchange Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee  was  paid  previously.  Identify  the  previous  filing  by  registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

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(4)   Date Filed:
OPPENHEIMER MULTI-STATE MUNICIPAL TRUST on behalf of its series Oppenheimer Florida Municipal Fund 6803 South Tucson Way, Englewood, CO 80112 Notice Of Meeting Of Shareholders To Be Held September 11, 2001 To The Shareholders of Oppenheimer Florida Municipal Fund:

Notice is hereby given that a special Meeting of the Shareholders (the "Meeting") of Oppenheimer Florida Municipal Fund (the "Fund"), will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain time, on September 11, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals:
1.    To elect a Board of Trustees;

2.    To approve changes to the Fund's investment objective; industry concentration policy and non-diversification policy;

3.    To approve changes to the Fund's fundamental investment policy concerning borrowing;

4.    To approve the Fund's Class B 12b-1 Distribution and Service Plan and
         Agreement (only Class B shareholders may vote on this Proposal); and

5.    To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on June 19, 2001, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees, Andrew J. Donohue, Secretary July 17, 2001 PLEASE RETURN YOUR PROXY BALLOT PROMPTLY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. 795
                              TABLE OF CONTENTS

Proxy Statement                                                         Page

Questions and Answers
-

Proposal 1: To Elect a Board of Trustees                                   -

Introduction to Proposal 2                                                 -

Proposal 2:  To approve changes to the Fund's investment objective; industry concentration policy and non-diversification policy

Proposal 3: To approve changes to the Fund's fundamental investment policy concerning borrowing

Proposal 4: To approve the Fund's Class B 12b-1 Distribution and Service Plan
            and Agreement (only Class B shareholders may vote on this
            Proposal)

Information About the Fund
                 -

            - Further Information About Voting and the Meeting
      -
            - Other Matters
      -

EXHIBIT A:  Amended Class B 12b-1 Distribution and Service Plan and Agreement A-1

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
on behalf of its series
Oppenheimer Florida Municipal Fund

PROXY STATEMENT QUESTIONS AND ANSWERS

Q. Who is Asking for My Vote?

A.	The Trustees of Oppenheimer Florida Municipal Fund (the "Fund") have asked that you vote on several matters at the Special Meeting of Shareholders to be held on September 11, 2001.

Q. Who is Eligible to Vote?

A.	Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about July 17, 2001.

Q. On What Matters Am I Being Asked to Vote?

A. You are being asked to vote on the following proposals:

            1. To elect a Board of Trustees;

            2. To approve changes to the Fund's investment objective;
               industry
               concentration policy and non-diversification policy;

            3. To approve changes to the Fund's fundamental investment policy concerning borrowing;

            4. To approve the Fund's Class B 12b-1 Distribution and Service
               Plan and Agreement (only Class B shareholders may vote on this
               Proposal).
Q. How do the Trustees Recommend that I Vote?

A. The Trustees recommend that you vote:

1. FOR election of all nominees as Trustees;

2. FOR the proposed changes to the Fund's investment objective, industry concentration policy and non-diversification policy;

3. FOR the proposed changes to the Fund's fundamental investment policy concerning borrowing;

4.	FOR the approval of the Fund's Class B 12b-1 Distribution and Service Plan and Agreement (only Class B shareholders may vote on this Proposal).

Q. What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.	The main reason for the proposed change to the Fund's investment objective to permit the Fund to invest primarily in high yield municipal bonds, is the increase in the exemptions from Florida's intangible personal property tax. Furthermore, the Fund's Trustees and the Fund's investment advisor, OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increase the Fund's ability to take advantage of investment opportunities.

Q. How Can I Vote?

A. You can vote in three (3) different ways:

o By mail, with the enclosed ballot
o In person at the Meeting
o By telephone (please see the insert for instructions)

Voting by telephone is convenient and can help reduce the Fund's expenses. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q. How Will My Vote Be Recorded?

A.	Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Trustees recommendations. Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting" section below.

Q. How Can I Revoke My Proxy?

A.	You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.

Q. How Can I Get More Information About the Fund?

Copies of the Fund's annual report dated July 31, 2000 and semi-annual report dated January 31, 2001 have previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver Colorado 80217-5270 or visit the Oppenheimer funds web site at www.oppenheimerfunds.com.

Q. Whom Do I Call If I Have Questions?

A. Please call us at 1.800.525.7048

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting. If you have any questions, please call us at 1.800.525.7048.

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST on behalf of its series Oppenheimer Florida Municipal Fund Meeting of Shareholders To Be Held September 11, 2001

        This statement is furnished to the shareholders of Oppenheimer Florida Municipal Fund (the "Fund"), in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain time, on September 11, 2001, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 17, 2001.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To  approve  changes  to  the  Fund's  investment All
     objective;   industry  concentration  policy  and
     non-diversification policy
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To  approve  changes  to the  Fund's  fundamental All
     investment policy concerning borrowing
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To approve the Fund's Class B 12b-1  Distribution Class  B   Shareholders
     and Service Plan and Agreement                    Only
-------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES

       At the Meeting, eleven (11) Trustees are to be elected. If elected, the Trustees will serve for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

        As a Massachusetts business trust, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified. If a nominee should be unable to accept election or serve his or her term, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

        Each of the nominees currently serves as a Trustee of the Fund. All of the nominees have consented to be named as such in this Proxy Statement and have consented to serve as Trustees if elected.

        A nominee with an asterisk after his or her name is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund. They are "interested persons" due to the positions they hold with the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), the Manager's affiliates, or other positions described. Trustees that are not "interested persons" under the 1940 Act are referred to herein as "Non-Affiliated Trustees." The nominee's beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated. All of the Trustees own shares in one or more Oppenheimer funds.

Name, Age, Address                   Fund Shares Beneficially
And Five-Year Business Experience    Owned as of June 19, 2001  and % of Class Owned

Leon Levy (75)                             None
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1959.

General Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings,  Inc. (real estate  development) (since
1981).  Director/trustee  of 27 investment  companies in the  OppenheimerFunds complex.

Name, Age, Address                  Fund Shares Beneficially Owned as of
And Five-Year Business Experience    June 19, 2001 and % of Class Owned

Robert G. Galli (67)                    None
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1993.

A  Trustee  or  Director  of other  Oppenheimer  funds.  Formerly  he held the following positions:  Vice Chairman of OppenheimerFunds,  Inc. (the "Manager")
(October 1995 - December 1997); Executive
Vice President of the Manager  (December 1977 - October 1995);  Executive Vice
President  and a director  (April 1986 - October  1995) of  HarbourView  Asset
Management  Corporation,  an  investment  advisor  subsidiary  of the Manager.
Director/trustee of 27 investment companies in the OppenheimerFunds complex.

Phillip A. Griffiths (62)                 None
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1999.

The Director of the  Institute  for Advanced  Study,  Princeton,  N.J.  (since
1991) and a member of the National Academy of Sciences (since 1979);  formerly
(in descending  chronological  order) a director of Bankers Trust Corporation,
Provost  and  Professor  of  Mathematics  at Duke  University,  a director  of
Research Triangle Institute,  Raleigh, N.C., and a Professor of Mathematics at
Harvard  University.  Director/trustee  of  25  investment  companies  in  the
OppenheimerFunds complex.

Benjamin Lipstein (78)              _______
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1974.

Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration,  New  York  University.   Director/trustee  of  27  investment
companies in the OppenheimerFunds complex.

Bridget A. Macaskill  (52)*               _________
Two World Trade Center
New York, New York 10048-0203
Trustee since 1995.

Chairman (since August 2000),  Chief Executive  Officer (since September 1995)
and a  director  (since  December  1994)  of  the  Manager;  President  (since
September   1995)  and  a  director   (since   October  1990)  of  Oppenheimer
Acquisition  Corp.,  the Manager's parent holding  company;  President,  Chief
Executive   Officer  and  a  director   (since  March  2000)  of  OFI  Private
Investments,  Inc., an investment advisor subsidiary of the Manager;  Chairman and  a  director  of  Shareholder  Services,  Inc.  (since  August  1994)  and
Shareholder  Financial Services,  Inc. (since September 1995),  transfer agent subsidiaries of the Manager;  President  (since September 1995) and a director
(since  November 1989) of Oppenheimer  Partnership  Holdings,  Inc., a holding company  subsidiary of the Manager;  President and a director  (since  October
1997) of  OppenheimerFunds  International  Ltd., an offshore  fund  management subsidiary of the Manager and of Oppenheimer  Millennium Funds plc; a director
of  HarbourView  Asset  Management   Corporation  (since  July  1991)  and  of
Oppenheimer Real Asset Management,  Inc. (since July 1996), investment advisor
subsidiaries   of  the   Manager;   a   director   (since   April   2000)   of
OppenheimerFunds  Legacy Program,  a charitable  trust program  established by the Manager;  President and a trustee of other Oppenheimer funds. Formerly Ms.
Macaskill held the following positions:  President of the Manager (June 1991 -
August 2000); a director  (until March 2001) of Prudential  Corporation plc (a
U.K. financial service company).  Director/trustee of 26 investment  companies in the OppenheimerFunds complex.

Name, Age, Address                  Fund Shares Beneficially
And Five-Year Business Experience   Owned as of June 19,  2001 and % of Class
Owned

Elizabeth B. Moynihan (71)                         _______
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1992.

Author and  architectural  historian;  a trustee  of the Freer  Gallery of Art
(Smithsonian  Institute),  Executive  Committee  of Board of  Trustees  of the
National Building Museum,  and a member of the Trustees Council,  Preservation
League of New York State.  Director/trustee of 27 investment  companies in the
OppenheimerFunds complex.

Kenneth A. Randall (73)                 None
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1980.

A director of Dominion  Resources,  Inc.  (electric  utility holding company),
Dominion  Energy,  Inc.  (electric  power and oil and gas  producer),  and Prime
Retail,  Inc. (real estate  investment  trust);  formerly  President and Chief
Executive Officer of The Conference Board,  Inc.  (international  economic and business  research)  and a director of  Lumbermens  Mutual  Casualty  Company,
American  Motorists  Insurance  Company  and  American   Manufacturers  Mutual
Insurance  Company.   Director/trustee  of  27  investment  companies  in  the
OppenheimerFunds complex.

Edward V. Regan (71)                _______
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1993.

President  of  Baruch  College,  City  University  of New  York;  Chairman  of
Municipal  Assistance  Corporation for the City of New York;  Senior Fellow of
Jerome Levy  Economics  Institute,  Bard College;  a director of RBAsset (real estate  manager);  a director  of  OffitBank;  Trustee,  Financial  Accounting
Foundation (FASB and GASB);  formerly New York State  Comptroller and trustee,
New York State and Local  Retirement Fund.  Director/trustee  of 27 investment companies in the OppenheimerFunds complex.
Name, Age, Address                  Fund Shares Beneficially
And Five-Year Business Experience   Owned as of June 19,  2001 and % of Class
Owned

Russell S. Reynolds, Jr. (69)             None
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1989.

Chairman of The Directorship Group, Inc. (corporate  governance consulting and executive  recruiting);  a  director  of  Professional  Staff  Limited (a U.K.
temporary   staffing   company);   a  life  trustee  of  International   House
(non-profit  educational  organization),   and  a  trustee  of  the  Greenwich
Historical  Society.  Director/trustee  of  27  investment  companies  in  the
OppenheimerFunds complex.

Donald W. Spiro (75)                _________
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1985.

Chairman  Emeritus  of  the  Manager  (since  1991).   Formerly  he  held  the
following  positions:  Chairman  (November 1987 - January 1991) and a director
(January  1969 - August  1999)  of the  Manager;  President  and  Director  of
OppenheimerFunds  Distributor,  Inc.,  a  subsidiary  of the  Manager  and the
Fund's  Distributor  (July  1978  -  January  1992).  Director/trustee  of  27 investment companies in the OppenheimerFunds complex.

Clayton K. Yeutter (70)             None
6803 South Tucson Way
Englewood, Colorado 80112
Trustee since 1993.

Of Counsel, Hogan and Hartson (a Washington, D.C. law firm) (since 1993). Other directorships: Caterpillar, Inc. (since 1993); Zurich Financial Services
(since 1998); ConAgra, Inc. (since 1993); FMC Corporation (since 1993); Texas
Instruments Incorporated (since 1993); and Weyerhaeuser Co. (since 1999);
formerly a director of: Farmers Group Inc. (1994-2000), Zurich Allied AG
(1998-2000) and of Allied Zurich Pl.c (1998-2000). Director/trustee of 27 investment companies in the OppenheimerFunds complex.

A.    General Information Regarding the Board of Trustees.

        The primary responsibility for management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager. The Manager is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended July 31, 2000. Each of the incumbent Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served.

B. Audit Committee of Board of Trustees.

        The Trustees have appointed an Audit Committee, comprised of Kenneth A. Randall (Chairman), Benjamin Lipstein, and Edward V. Regan, all of whom are Non-Affiliated Trustees. The Audit Committee met six times during the fiscal year ended July 31, 2000. The Board of Trustees does not have a standing nominating or compensation committee.

        The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor. Other functions of the Audit Committee include: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditor regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditor and its Non-Affiliated Trustees.

        Based on the Audit Committee's recommendation, the Board of Trustees of the Fund, including a majority of the Non-Affiliated Trustees, at a meeting held August 2, 2000 selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning August 1, 2000. KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

        During the fiscal year ended July 31, 2000, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters, and meetings with the Board of Trustees.

1. Audit Fees.

        The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended July 31, 2000 were $9,000.

2. All Other Fees.

        There were no fees billed by KPMG for services rendered to the Fund other than the services described above under "Audit Fees" for the fiscal year ended July 31, 2000. Additionally, there were no fees billed by KPMG to the Manager or affiliates of the Manager for non-audit services rendered to the Manager or its affiliates for the fiscal year ended July 31, 2000.

        Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C. Additional Information Regarding Trustees and Officers.

        Each of the current Trustees also serves as a trustee or director of other New York-based mutual funds in the OppenheimerFunds complex. The Fund's Non-Affiliated Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Fund in the OppenheimerFunds complex for which they serve as a director or trustee pays a share of these expenses.

        The officers of the Fund and one of the Trustees of the Fund (Ms. Macaskill) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during the Fund's fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds includes compensation received as a director, trustee or member of a committee during the calendar year 2000. Compensation is paid for services in the positions below their names.

--------------------------------------------------------------------------------
                                                             Total
                                                             Compensation
                                                             from all
                                           Retirement        New York-Based
                                           Benefit Accrued   Oppenheimer
                       Aggregate           as Fund           Funds (30 Funds)2
                       Compensation        Expenses
Name and Position      from Fund1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leon Levy                    $2,102             $1,284            $171,950
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli               $411               None             $191,134
Study Committee
Member 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip A. Griffiths4         $174               None             $59,529

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein            $1,961             $1,253            $148,639
Study Committee
Chairman,
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B. Moynihan         $898               $399             $104,695
Study Committee
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Randall           $1,204              $752             $96,034
Audit Committee
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward V. Regan               $452               None             $94,995
Proxy Committee
Chairman, Audit
Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds,          $587               $249             $71,069
Jr.
Proxy Committee
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald W. Spiro               $185               None             $63,435
Vice Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clayton K. Yeutter             $60               None             $71,069
Proxy Committee
Member 5
--------------------------------------------------------------------------------
---------------------
1 Aggregate  compensation  includes fees, deferred  compensation,  if any, and retirement plan benefits  accrued for a Trustee for the fiscal year ended July
31, 2000.
2  For the 2000 calendar year.
3  Total  Compensation  for  the  2000  calendar  year  includes  compensation received  for serving as a Trustee or Director  of 10  additional  Oppenheimer funds.
4  Includes $1,799 deferred under Deferred Compensation Plan described below.
5  Includes $619 deferred under Deferred Compensation Plan described below.

        The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

        The Board of Trustees has adopted a Deferred Compensation Plan for Non-Affiliated Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

        Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

        Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in similar capacities with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

Merrell Hora, Portfolio Manager since May 2001; Age: 32.
Two World Trade Center, New York, New York 10048-0203

Assistant  Vice  President  of the  Manager  (since  July  1999);  a portfolio manager of other Oppenheimer  funds;  formerly a Senior  Quantitative  Analyst for the Fixed  Income  Department's  Quantitative  Analysis  Team (July 1998 -
August 2000);  prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill  Financial  Services  Group  (January
1997 - September  1997) and also held numerous  positions at the University of
Minnesota, from which he obtained his Ph.D. in Economics.

Jerry A. Webman, Portfolio Manager since February 1996; Age: 51.
Two World Trade Center, New York, New York 10048-0203

Senior Vice President and Senior Investment  Officer and Director of the Fixed
Income Department of the Manager (since February 1996);  Senior Vice President of  HarbourView  Asset  Management  Corporation  (since May 1999); a portfolio manager of other  Oppenheimer  funds;  before  joining the Manager in February
1996,  he  was  a  Vice  President  and  portfolio   manager  with  Prudential
Investment Corporation (March 1986 - February 1996).

Andrew J. Donohue, Secretary since 1996; Age: 50.
Two World Trade Center, New York, NY 10048

Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice
President, General Counsel and a director (since September 1995) of
HarbourView Asset Management Corporation, Shareholder Services, Inc.,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer
Trust Company (since May 2000), a trust company subsidiary of the Manager;
President and a director of Centennial Asset Management Corporation (since
September 1995) and of Oppenheimer Real Asset Management, Inc. (since July
1996); Vice President and a director (since September 1997) of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc;
General Counsel (since May 1996) and Secretary (since April 1997) of
Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Principal  Financial  Accounting Officer since
April 1999;
Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112

Senior  Vice  President  and  Treasurer  (since  March  1999) of the  Manager;
Treasurer  (since March 1999) of  HarbourView  Asset  Management  Corporation,
Shareholder  Services,  Inc.,  Oppenheimer Real Asset Management  Corporation,
Shareholder  Financial Services,  Inc. and Oppenheimer  Partnership  Holdings,
Inc.,   of  OFI  Private   Investments,   Inc.   (since  March  2000)  and  of
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since May 2000);  Treasurer and Chief  Financial  Officer (since May 2000) of
Oppenheimer  Trust  Company;   Assistant   Treasurer  (since  March  1999)  of
Oppenheimer  Acquisition Corp. and of Centennial Asset Management Corporation;
an officer of other Oppenheimer funds;  formerly Principal and Chief Operating
Officer,  Bankers Trust Company - Mutual Fund Services  Division (March 1995 -
March 1999);  Vice  President and Chief  Financial  Officer of CS First Boston
Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary since 1988; Age: 52.
Two World Trade Center, New York, NY 10048

Senior Vice President  (since May 1985) and Associate  General  Counsel (since
May 1981) of the Manager;  Assistant Secretary of Shareholder  Services,  Inc.
(since May 1985),  Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since 1994; Age: 42.
6803 South Tucson Way, Englewood, CO 80112

Vice  President of the  Manager/Mutual  Fund  Accounting;  an officer of other investment  companies in the OppenheimerFunds  complex;  formerly an Assistant
Vice President of the  Manager/Mutual  Fund  Accounting and a Fund  Controller
for the Manager.

Scott T. Farrar, Assistant Treasurer since 1994; Age: 35.
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual  Fund Accounting;  Assistant Treasurer of
Oppenheimer  Millennium Funds plc; an officer of other investment companies in the  OppenheimerFunds  complex;  formerly an Assistant  Vice  President of the
Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

All officers serve at the pleasure of the Board.

As of June 19, 2001, the Trustees and officers as a group  beneficially  owned
____________  shares,  [or less than 1%] of the outstanding Class A shares and no Class B, or Class C shares of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE.

Introduction to Proposal 2

        Oppenheimer Florida Municipal Fund is a state-specific municipal bond fund, the investment objective of which is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with the preservation of capital. The Fund seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes.

        The State of Florida does not levy a personal income tax on its residents. However, Florida levies an intangible personal property tax on its residents. Florida's intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain implied partnership interests, mortgages and other obligations not secured by liens on Florida realty, and other intangible personal property.

        Recently, the State of Florida approved an increase in the exemption from the state's intangible personal property tax. For single persons, the exemption increased to $250,000 from $20,000, and for married couples, the exemption increased to $500,000 from $40,000. With the decrease in the tax benefits gained by holders of Florida municipal bonds, it is anticipated that municipal bonds of other states will begin to look equally attractive to Florida residents. With the anticipated decline in sales popularity of Florida municipal bond funds, spreads between municipal bonds of other states and bonds issued by the State of Florida are expected to tighten to the detriment of shareholders of the Fund.

        In response to changes in exemptions to the Florida intangibles tax resulting in diminished benefits of investing in a Florida municipal bond fund, OFI recommended, and the Board approved, a proposal to change the Fund's investment objective to become a high yield national municipal bond fund.

PROPOSAL 2: TO APPROVE CHANGES TO THE FUND'S INVESTMENT OBJECTIVE; INDUSTRY CONCENTRATION AND NON-DIVERSIFICATION POLICY

        Proposal 2 is composed of three sub-proposals. If approved, the effective date of the proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If shareholders do not approve Proposal 2, the fundamental investment policies covered in Proposal 2 will remain unchanged.

A. Investment Objective

        As stated above, the Fund is a state-specific municipal bond fund, the investment objective of which is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with the preservation of capital. The Fund seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes.

        In order to achieve the Fund's investment objective, the Fund invests mainly in Florida municipal securities that pay interest exempt from federal personal income taxes. Additionally, the Fund invests in Florida municipal securities (and certain other permitted securities), so that its shares will be exempt from the Florida tax on intangible personal property. These securities primarily include municipal bonds (which are debt obligations having a maturity of more than one (1) year when issued), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (securities rated in the four (4) highest rating categories of national rating organizations, such as Moody's Investor Services), although the Fund can hold lower-grade securities as well.

        Under normal market conditions, the Fund attempts to invest 100% of its assets in municipal securities, and invests at least 65% of its assets in Florida municipal securities. As a fundamental policy, the Fund invests at least 80% of its assets in municipal securities. The Fund does not limit its investments to securities of a particular maturity, and may hold both long-term and short-term securities.

        With the decrease in the tax benefit afforded holders of Florida municipal bonds, it is anticipated that municipal bonds of other states will begin to look equally attractive to Florida residents. With the anticipated decline in sales popularity of Florida municipal bond funds, spreads between municipal bonds of other states and bonds issued by the State of Florida are expected to tighten, to the detriment of shareholders of the Fund. While the tax benefit to shareholders of the Fund decreases, the risk of non-diversification associated with an investment in the Fund remains the same, as discussed below.

        The Fund is a non-diversified fund, which means that, compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of Florida. Having a greater percentage of its assets invested in the securities of fewer issuers, particularly government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in Florida. Because the Fund focuses its investments primarily on Florida municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of Florida and its municipalities, authorities and other instrumentalities that issue securities. The ability of the state government and its agencies, authorities, instrumentalities and subdivisions (such as cities, towns and counties) to meet their debt obligations depends primarily on the availability of tax revenues and other revenues.

        The financial condition of the state and those other agencies and local governments may be affected from time to time by economic, political, demographic and natural conditions. In addition, constitutional amendments, legislative measures, executive orders and voter initiatives may limit a government's power to raise revenues or increase taxes. That could adversely affect the ability of an issuer of particular debt obligations to meet its financial obligations. The market value and marketability of Florida municipal securities and the availability of the interest income and repayment of principal on those securities could be adversely affected by a default or financial crisis relating to the State, its agencies, authorities, instrumentalities and subdivisions.

        The risk of non-diversification exists in any single state municipal fund. However, with the recent increase in the exemption from Florida's intangible personal property tax, many shareholders of the Fund will not receive the tax benefits previously afforded by an investment in the Fund, while still assuming the risks associated with non-diversification, as described above.

        After considering the impact on the Fund of the increased exemptions from the Florida personal property intangible tax, OppenheimerFunds, Inc. recommended and the Board approved proposing to shareholders of the Fund a change to the investment objective of the Fund to seek a high level of current income exempt from federal income taxes for individual investors as is available from investing in a diversified portfolio of high-yield, lower-rated municipal securities. The Fund's investment objective is a fundamental policy, and as such cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The current and proposed investment objective is set forth below.

Current

The Fund seeks as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes.

Proposed

The Fund seeks a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield, municipal securities.

        If shareholders vote to approve the change to the investment objective of the Fund, the Fund will become a national high-yield municipal bond fund. As a national high-yield municipal bond fund, the Fund will, under normal market conditions, continue to attempt to invest 100% of its assets in municipal securities. As a fundamental policy, changeable only by the vote of a majority of the outstanding voting securities of the Fund, the Fund will invest at least 80% of its assets in municipal securities. However, the Fund will no longer be required to invest at least 65% of its total assets in Florida municipal securities. Furthermore, the Fund may invest a significant portion of its total assets in high-yield, municipal securities. Investment in these types of securities is associated with special risks described below. Lower-rated debt securities are those rated below "Baa" by Moody's Investor Services, Inc. ("Moody's") or lower than "BBB" by Standard and Poor's Rating Service ("S and P") or comparable ratings by other nationally-recognized rating organizations (or, in the case of unrated securities, determined by the Manager ("OFI") to be comparable to securities rated below investment grade). By comparison, most of the municipal securities that Oppenheimer Florida Municipal Fund currently invests in are "investment-grade" at the time of purchase. Furthermore, the Fund does not currently invest more than 25% of its total assets in municipal securities that at the time of purchase are not "investment-grade." "Investment-grade" securities are those rated within the four (4) highest rating categories of Moody's, and Poor's Rating Services, Fitch, Inc. or another nationally recognized rating organization, or (if unrated), judged by the Manager ("OFI") to be comparable to rated investment grade securities. All other investment policies of the Fund will remain the same. If the shareholders of the Fund vote to approve this Proposal 2, the name of the Fund will need to be changed. Currently, the proposed new name of the Fund is "Oppenheimer Rochester National Municipal Fund."

        There are special risks associated with investment in high-yield, lower-grade debt securities. The credit risks of a fund that invests in lower-grade securities are higher than those of funds that buy only investment grade securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.

        While investment grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding, lower-grade bonds, whether rated or unrated, have greater risks than investment grade securities. The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to sell at an acceptable price.

        Although an investment in a national high-yield municipal bond fund will have higher credit risk than an investment in a single-state municipal fund, shareholders of a national high yield municipal bond fund would not be exposed to the risk of non-diversification currently associated with an investment in the Fund.

B. Industry Concentration

        The Fund currently has a fundamental investment policy prohibiting it from "concentrating" its investments, that is, investing "to the extent of 25%" of its total assets in any one industry, excluding investments in municipal securities in general or in Florida municipal securities, or in securities issued or guaranteed by the United States government or its agencies or instrumentalities. The Fund's Trustees propose that the Fund's industry concentration policy remain fundamental, but be amended to state that it applies to "25% or more" of the Fund's total assets and to clarify that the policy does not apply to investments in securities issued by other mutual funds. Furthermore, the Trustees propose that the exclusion regarding Florida municipal securities be eliminated because, as a high yield municipal bond fund, the exclusion of Florida municipal securities is unnecessary. The current and proposed industry concentration policies are stated below.

Current

The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities in general or in Florida municipal securities, or in obligations issued by the U.S. Government and its agencies or instrumentalities.

Proposed

The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or to securities issued by investment companies.

        The purpose of this proposal is to clarify the Fund's fundamental policy on industry concentration and to conform the Fund's policy in this area in part to one that is standard for all Oppenheimer funds. The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment policies to which the Oppenheimer funds are subject.

C. Non-Diversification Policy

        The Fund is presently "non-diversified" under the 1940 Act. This means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified. Being non-diversified poses additional investment risks because, if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. This investment policy is a fundamental policy that can only be changed by a shareholder vote.

        The Fund's Board of Trustees has approved a proposed change in the Fund's diversification status. If approved by Fund shareholders, the Fund would be "diversified." This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund's assets, and the Fund could not own more than 10% of the issuer's voting securities. This investment policy does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities. The proposed fundamental investment policy is set forth below.

Proposed

The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

        The Fund intends to diversify its investments so that it will continue to qualify as a "regulated investment company" under the Internal Revenue Code, whether or not this proposal is adopted. This means that at the end of each calendar quarter, as to 50% of the Fund's assets, no individual security can represent 5% of the Fund's assets. In addition, no more than 25% of the Fund's assets will be invested in the sovereign debt securities of any one country, or in the securities of any one corporate issuer.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

PROPOSAL 3: APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING BORROWING

         The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds. The restrictions on borrowing are designed to protect shareholders and their investment in a fund by limiting a fund's ability to leverage its assets. As discussed below, the use of leverage exposes shareholders and their investments in a fund to a greater risk of loss. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. A fund's borrowing policy must be a fundamental investment policy.

         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.

         Under the 1940 Act, a mutual fund currently may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

         The Fund is currently subject to a fundamental investment policy concerning borrowing which is more restrictive than required by the 1940 Act. The Trustees propose that the Fund's policy on borrowing be amended to permit the Fund to borrow to the extent permitted by law, rule or regulation. As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         The current and proposed fundamental investment policies are set forth below.

Current

The Fund cannot borrow money or securities for any purposes except that (a) borrowing up to 10% of the Fund's total assets from banks and/or affiliated investment companies as a temporary measure for extraordinary or emergency purposes and (b) borrowing up to 5% of the Fund's total assets from banks for investment purposes, is permitted. As a fundamental policy, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement.

Proposed

The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

         If shareholders approve this Proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding borrowing. If approved, the proposed policy concerning borrowing would increase the Fund's ability to borrow up to the limits set by the 1940 Act.

         There are risks associated with borrowing. The Fund will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for "leverage." Leverage is a technique whereby a fund borrows from banks on an unsecured basis and invests those borrowed funds in portfolio securities. The interest on the loan may be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value might fluctuate more than that of funds that do not borrow, thus, the value of the Fund's shares may be more volatile than if the Fund did not borrow. Currently, the Fund does not anticipate that its borrowings would exceed five (5) percent of its net assets.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

PROPOSAL 4: APPROVAL OF A NEW CLASS B 12b-1 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

         Class B shares of the Fund were first offered to the public on October 1, 1993. Also on October 1, 1993, the Fund adopted a Distribution and Service Plan and Agreement for Class B shares.

         At a meeting of the Board of Trustees held April 13, 2000, the Manager proposed the adoption of a new Distribution and Service Plan (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Proposed Plan, subject to shareholder approval, and determined to recommend the Proposed Plan for approval by the shareholders. A copy of the Proposed Plan is attached as Exhibit A to this proxy statement, and is hereby submitted to Class B shareholders for approval.

         Rule 12b-1 of the 1940 Act permits the Fund to adopt both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan") and each plan conforms with the rules of the National Association of Securities Dealers, Inc. ("NASD"). The payments under the Proposed Plan will remain subject to the limits imposed by the NASD.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the Current Plan, the Fund makes payments to the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per year of Class B shares outstanding for no more than six years, and the Fund also pays the Distributor a service fee of 0.15% per year. The Current Plan sets the service fee at 0.25% per year but the Board has voluntarily reduced the service fee to 0.15%. Each fee is computed on the average annual net assets of Class B shares of the Fund.

         Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.15% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but are not limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Proposed and Current Plans to retain service fee payments to compensate it for rendering such services.

         Under the Proposed Plan and Current Plan service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.15% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.15% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

         The main difference between the Proposed and Current Plan for the payment of the service fee is that under the Current Plan, the Fund reimburses the Distributor for service fee payments made to Recipients. Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.15% per annum without regard to the Distributor's expenses. Under the Current Plan, the full 0.15% service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is not anticipated that this arrangement will change under the Plan, and the amount of service fee payments by the Fund is not expected to change.

         Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to reimburse the Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class B shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration expenses; and (v) any services rendered by the Distributor that a Recipient may render as described above.

         The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B Shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B Shares may include: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B Shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class B Shares; and (iv) paying certain other direct distribution expenses.

         Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class B shares by the Recipient, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

         The Proposed Plan further provides that payments may be made in connection with Class B Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

         Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.85% of the purchase price of Class B Fund shares sold by such Recipient, and advances the first year service fee of 0.15%. The Proposed Plan also provides that the Distributor may pay to the dealer on a quarterly basis the service fee and the asset-based sales charge payable on Class B shares in lieu of paying the sales commission of 3.85% and the advance of the service fee at the time of purchase. The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. Thereafter, the Distributor pays the service fee to Recipients and retains the asset-based sales charge.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Class B Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed within six years of their purchase, as described in the Fund's prospectus.

        Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

        Like the service fee, the main difference between the Proposed and Current Plans regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and, under the Proposed Plan, the Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses. As discussed below, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan. This possibility is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan.

        Additional Information. Both Plans have the effect of increasing annual expenses of Class B Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended July 31, 2000 were $192,858 (1% of the Fund's average net assets represented by Class B Shares during that period), of which the Distributor paid $53 to an affiliate of the Distributor and retained $154,110 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. The balance was paid to Recipients not affiliated with the Distributor.

        If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval or such later date as the Fund's officers may determine and continue in effect until December 31, 2001 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class B shares. Neither the Current Plan, nor the Proposed Plan may be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments to either plan must be approved by a majority of the Independent Trustees. If the Class B shareholders do not approve this Proposal, the Current Plan will remain in effect.

        Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent Trustees. This requirement does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

        Under either plan, the Board of Trustees may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees. Under both Plans, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees. In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board, including the Independent Trustees, did not single out any factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors.

        The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

        The Distributor identified two main difficulties with the Current Plan. These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses when funds enter into reorganization agreements.

        The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds. Over time, a shareholder will enter into a number of exchanges.

        The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses on a per share basis as exchanges occur. As a result, the Distributor may not receive full reimbursement for its distribution-related expenses under the Current Plan.

        It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

        The compensation-type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plan expressly provides that the distribution and administrative support services under the Proposed Plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other Oppenheimer funds and in reorganization with another mutual fund.

        The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the Oppenheimer Funds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares.

        The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also reviewed.

        The level of annual payments by the Fund under the Proposed Plan will not increase over, and are not anticipated to be less than, the amounts currently paid by the Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares. The Board also recognized that Class B shares convert to Class A shares at the end of six years after their purchase.

        The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made (similar to the reports the Distributor currently provides to the Trustees under the Current Plan). The Distributor will provide extensive annual reports to the Board which set forth the Distributor's allocated distribution-related expenses and recovery of expenses by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data.

        The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

        Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, shareholders may redeem shares, or not buy more shares, and if assets decline, expenses may increase on a per share basis. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

        The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, because its investment advisory fees are based upon a percentage of net assets of the Fund. The Manager advised the Trustees that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the distribution and service plan, including the level of payments provided for therein.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

INFORMATION ABOUT THE FUND

Fund Information. As of June 19, 2001, the Fund had ____________________ shares outstanding, consisting of _______________________ Class A, ________________ Class B, _______________ and _________________Class C shares. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of [June 19, 2001], the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $7,130 by the Fund during the fiscal year ended July 31, 2000.

The Manager (including affiliates) managed assets of more than $120 billion at March 31, 2001, including more than 65 funds having more than 5 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2000, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 11,037,845 shares of Class B voting stock, and (iii) 19,154,597 shares of Class C non-voting stock. This collectively represented 92.34% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 2,562,990 shares of the Class B voting stock, representing 5.38% of the outstanding common stock and 7.2% of the voting power, (ii) 456,268 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,043,773 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1999 to December 31, 2000, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill who surrendered for cancellation 451,540 options to Mass Mutual for combined cash payments of $15,483,899.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, Chief Executive Officer, Chairman and a director; John Murphy, President, Chief Operating Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President, Chief Financial Officer and a director; O. Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer, and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George Batejan, Executive Vice President and Chief Information Officer; Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Chris Leavy, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Carol Wolf, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807. Custodian. Citibank, N.A., 399 Park Avenue, New York, NY 10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended July 31, 2000, has previously been sent to shareholders. The Semi-Annual Report to Shareholders of the Fund as of January 31, 2001 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, calling the Fund at 1.800.525.7048 or visiting the Manager's web site at www.oppenheimerfunds.com. The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund. In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies. As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $15,000 plus the additional costs, that may be substantial, incurred in connection with contacting those shareholders that have not voted. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person. Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048. Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly. You may provide your completed proxy via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided. You also may cast your vote by attending the Meeting in person.

Telephone Voting. The Fund has arranged to have votes recorded by telephone. Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting. Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. Proposal 4 requires the affirmative vote of a majority of the outstanding Class B Shares. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals. If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

OTHER MATTERS

        The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

        In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                            By Order of the Board of Trustees,

                            Andrew J. Donohue, Secretary
                            July 17, 2001

AMENDED AND RESTATED

DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

With

OppenheimerFunds Distributor, Inc.

For Class B Shares of

Oppenheimer Rochester National Municipal Fund

This Amended and Restated Distribution and Service Plan and Agreement (the "Plan") is dated as of the ___ day of ________, 2000, by and between Oppenheimer Rochester National Municipal Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), designed to comply with the provisions of Rule 12b-1, as it may be amended from time to time (the "Rule"), under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to this Plan the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Fund's Registration Statement, (ii) the 1940 Act, (iii) the Rule, (iv) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (v) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

        (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

        (b) "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

        (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

(d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3. Payments for Distribution Assistance and Administrative Support Services.

        (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution assistance services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions, (2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

        (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

        (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding until such Shares are repurchased or converted to another class of shares of the Fund, provided, however, that a majority of the Independent Trustees may, but are not obligated to, set a time period (the "Fund Maximum Holding Period") from time to time for such payments. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

        The distribution assistance to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

        (i) Service Fee. In consideration of the administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

        Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, the Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

        The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share repurchase transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

        (ii) Distribution Assistance Fees (Asset-Based Sales Charge) Payments. In its sole discretion and irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor may make distribution assistance fee payments to a Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers until such Shares are repurchased or converted to another class of shares of the Fund, provided, however, that a majority of the Independent Trustees may, but are not obligated to, set a time period (the "Recipient Maximum Holding Period") for making such payments. Distribution assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

        The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

        (c) A majority of the Independent Trustees may at any time or from time to time increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to set, eliminate or modify the Fund Maximum Holding Period, any Minimum Holding Period, the Recipient Maximum Holding Period and/or any Minimum Qualified Holdings and/or to split requirements so that different time periods apply to shares that are afforded different shareholder privileges and features. The Distributor shall notify all Recipients of any Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus, Statement of Additional Information or supplement to either shall constitute sufficient notice.

        (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits that apply to such fees and charges under the NASD Conduct Rules relating to sales of shares of open-end funds.

        (e) Under the Plan, payments may also be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

        (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion, a majority of the Fund's Independent Trustees at any time may remove any broker, dealer, bank or other person or entity as a Recipient, where upon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees. Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such selection or nominations as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan, which replaces the Fund's prior Distribution and Service Plan and Agreement for Class B Shares, has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on April 13, 2000 for the purpose of voting on this Plan, and has been approved by the holders of the Fund's outstanding Class B shares in the manner described above at a meeting held __________, 2001. Unless terminated as hereinafter provided, it shall continue in effect until renewed by the Board in accordance with the Rule and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

        This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class B Shareholders at a meeting called for that purpose, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

        This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

                                   Oppenheimer Rochester National Municipal Fund

                                   By:____________________________________
                                       Andrew J. Donohue, Secretary

                                    OppenheimerFunds Distributor, Inc.

                                   By: ____________________________________
                                     Katherine P. Feld,
                                     Vice President and Secretary

Bridget A. Macaskill
Chairman and                                          OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                            New York, NY 10048-0203
                                                      800.525.7048
                                                      www.oppenheimerfunds.com

                                                July 17, 2001
Dear Oppenheimer Florida Municipal Fund Shareholder,

We have scheduled a shareholder meeting on September 11, 2001 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of each of the nominees for Trustee and "for" each proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone using the toll-free number on the proxy ballot. Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses. If you vote by telephone, you do not need to mail the proxy ballot.

Remember, it can be costly for the Fund--and ultimately for you as a shareholder--to remail ballots if enough responses are not received to conduct the meeting. If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?
o	Election of Trustees. You are being asked to consider and elect 11 nominees for Trustee. You will find detailed information on the Trustees in the enclosed proxy statement.

o	Approval of amendments of the Fund's investment objective. Your approval is requested to amend the Fund's investment objective, industry concentration policy and non-diversification policy.

o	Approval of amendments to the Fund's fundamental investment policy. Your approval is requested to amend the Fund's fundamental investment policy concerning borrowing.

o	Approval of Class B 12b-1 Distribution and Service Plan and Agreement. Your approval is requested to adopt the Fund's Class B 12b-1 Distribution and Service Plan and Agreement. (only Class B shareholders may vote on this proposal)

Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,
                                          Bridget A. Macaskill's signature
Enclosures
XP0795.002.0701

PROXY CARD OPPENHEIMER MULTI-STATE MUNICIPAL TRUST PROXY CARD on behalf of its series Oppenheimer Florida Municipal Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMER 11, 2001

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Robert Bishop, and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Florida Municipal Fund (the "Fund"), to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, on September 11, 2001, at 1:00 P. M. Mountain time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and all proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" a proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder's best judgement as to any other matters.

                                                   VOTE VIA THE TELEPHONE:
                                                   1-800-  _____

                                                   CONTROL NUMBER:
                                                   ___________________

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

1.    To elect a Board of Trustees:
                                                                                     FOR       AGAINST     FOR ALL
                                                                                     ALL         ALL        EXCEPT
   01 Leon Levy                 02 Donald W. Spiro       03 Bridget A. Macaskill     / /         / /         / /
   04 Robert G.Galli            05 Phillip A. Griffiths  06 Benjamin Lipstein
   07 Elizabeth B. Moynihan     08  Kenneth A. Randall   09  Edward V. Regan
   10 Russell S. Reynolds, Jr.  11  Clayton K. Yeutter

   If you do not wish your shares  voted  "FOR" a  particular  nominee,  mark the "For All  Except"  box and  write  the  nominee's  number  on the line provided below.  Your shares will be voted for the remaining nominee(s).

2. To  approve  changes  to  the  Fund's  investment  objective;   industry          FOR       AGAINST     FOR ALL
   concentration policy; and non-diversification policy                              ALL         ALL        EXCEPT
                                                                                     / /         / /         / /
3. To  approve  changes  to  the  Fund's   fundamental   investment  policy
   concerning borrowing                                                              / /         / /        / /

4. To approve the Fund's  Class B 12b-1  Distribution  and Service Plan and
   Agreement (only Class B shareholders may vote on this Proposal)                   / /         / /        / /

     CIR